UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 6, 2013

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	No. 95-4545390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street

Burbank, California 91521

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On December 6, 2013, the Registrant commenced its Medium-Term Note Program to allow the Registrant to issue and sell from time to time its medium-term notes, Series F (the “Medium-Term Notes”) pursuant to a Distribution Agreement, dated December 6, 2013, among the Registrant and the several agents set forth therein.  The Medium-Term Notes may be issued as fixed rate notes, floating rate notes or a combination of fixed and floating rate notes.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Distribution Agreement, dated December 6, 2013, among the Registrant and the several agents set forth therein.

4.1	Senior Debt Securities Indenture (incorporated by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on September 24, 2001).

4.2	Officers’ Certificate establishing the Medium-Term Notes as a series of securities under the Senior Debt Securities Indenture.

4.3	Form of Medium-Term Note (Discount) (included in Exhibit 4.2).

4.4	Form of Medium-Term Note (Fixed Rate) (included in Exhibit 4.2).

4.5	Form of Medium-Term Note (Floating Rate) (included in Exhibit 4.2).

4.6	Form of Medium-Term Note (Zero Coupon) (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name:	Roger J. Patterson
Title:	Associate General Counsel
Registered In-House Counsel

Dated:  December 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Distribution Agreement, dated December 6, 2013, among the Registrant and the several agents set forth therein.

4.1	Senior Debt Securities Indenture (incorporated by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on September 24, 2001).

4.2	Officers’ Certificate establishing the Medium-Term Notes as a series of securities under the Senior Debt Securities Indenture.

4.3	Form of Medium-Term Note (Discount) (included in Exhibit 4.2).

4.4	Form of Medium-Term Note (Fixed Rate) (included in Exhibit 4.2).

4.5	Form of Medium-Term Note (Floating Rate) (included in Exhibit 4.2).

4.6	Form of Medium-Term Note (Zero Coupon) (included in Exhibit 4.2).